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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 25, 1996


                               CONCEPTRONIC, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                 0-19589                   02-0413153
   (STATE OR OTHER JURISDICTION OF    (COMMISSION               (IRS EMPLOYER
            INCORPORATION)             FILE NO.)             IDENTIFICATION NO.)

              6 POST ROAD                                            03801
       PORTSMOUTH, NEW HAMPSHIRE                                   (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (603) 431-6262


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         At a Special Meeting of Stockholders of Conceptronic, Inc. (the "Company") held on November 15, 1996, the stockholders of the Company approved an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), from 4,000,000 to 15,000,000.

         On November 25, 1996, the Company issued and sold 4,000,000 shares of a new class of Common Stock (the "Class A Common Stock") through a private placement transaction at a price of $3.00 per share of Class A Common Stock.

         Upon the commencement of the private offering described above, Rainer
H. Bosselmann joined the Company and replaced Garry A. Prime as Chairman of the Company's Board of Directors and Chief Executive Officer. If the offering of Class A Common Stock had not been consummated, Mr. Bosselmann had agreed to resign as an officer and director of the Company. Mr. Prime continues to be Vice-Chairman and a director of the Company. Mr. Bosselmann received the right to designate one additional nominee to the Company's Board of Directors.

         The Class A Common Stock is identical to the Common Stock in all respects and has the same powers, preferences, rights, qualifications and limitations as the Common Stock, except that the Class A Common stock has no voting rights with respect to the approval of any potential sale of the Company's product lines or the election of members of the Company's Board of Directors. The shares of Class A Common Stock will be converted into shares of the Company's Common Stock on the date which is six months from the date of issuance of the Class A Common Stock (the "Conversion Date"). At the Company's option, and under certain circumstances, the Conversion Date may be extended for a period of not more than two months.

         On the Conversion Date, each share of Class A Common Stock shall be converted into one share of Common Stock. Notwithstanding the foregoing, under certain circumstances the conversion rate may be subject to adjustment, however under no circumstances will each share of Class A Common Stock be converted into more than one share of Common Stock.

         Mr. Bosselmann purchased 666,670 shares of Class A Common Stock for a purchase price of $2,000,010 in the private offering described above, making Mr. Bosselmann the beneficial owner of 11.7% of the issued and outstanding voting securities of the Company.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Conceptronic, Inc.
                                                 ----------------------------
                                                        (Registrant)



November 25, 1996                                ----------------------------
                                                 Rainer H. Bosselmann
                                                 Chairman of the Board
                                                 and Chief Executive Officer